As filed with the U.S. Securities and Exchange Commission on December 07, 2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 516-1645

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Item 1. Reports to Stockholders.

 (a)

Annual Report

September 30, 2023

Distillate U.S. Fundamental Stability & Value ETF

Ticker: DSTL

Distillate International Fundamental Stability & Value ETF

Ticker: DSTX

Distillate Small/Mid Cash Flow ETF
Ticker: DSMC

Distillate Capital ETFs

Distillate U.S. Fundamental Stability & Value ETF

Letters to Shareholders

September 30, 2023 (Unaudited)

Dear Shareholders of Distillate U.S. Fundamental Stability & Value ETF (“DSTL” or the “Fund”),

During the twelve months ended September 30, 2023, equity markets were faced with a remarkably similar set of narratives to the year prior. Those being the focus on high inflation and questions over how quickly it might subside, as well as worries over rising interest rates and associated fears of eventual recession. While the story remained largely the same, U.S. equity prices rose significantly, reversing the losses of the prior twelve months. Measured by the S&P 500® Index, large capitalization stocks returned 21.62% during the period. Our strategy focuses on quality and valuation, and is designed to take advantage of long-term opportunities by employing a methodology that is applicable to an asset-light economy where accounting distortions have rendered many traditional measurers of valuation less relevant than in the past. The following report covers the fiscal period from October 1, 2022 through September 30, 2023 (the “current fiscal period”).

“Value Investing”, as traditionally defined, has a legacy of focusing on accounting-based measures of book value to judge the relative attractiveness of stock prices. As the economy shifted dramatically over recent decades toward businesses that build intangible assets (such as software, consumer brands or pharmaceuticals), balance sheets fail to capture many such assets and therefore book values have ceased being as effective a metric by which to judge stock price valuations. While that measure of valuation is challenged, we believe paying less for an asset relative to that asset’s fundamentals – or true value – continues to be a rewarding strategy. Our answer is to focus on free cash flow, which we believe offers a better comparison between old companies driven by physical assets and new ones driven more often by R&D. Critically, especially in uncertain times, we aim to reduce portfolio risk by buying the companies most undervalued on this methodology, while also avoiding companies that have volatile fundamentals or excessive debt levels.

The objective of our Fund is to achieve long-term capital appreciation. The Fund’s strategy is designed to include securities with attractive valuations, more stable than average long-term fundamentals and strong balance sheets, from a starting universe of roughly the largest 500 U.S. listed stocks. By avoiding stocks with excessive valuations or poor fundamental characteristics, the Fund aims to outperform a broad benchmark of large U.S. stocks over the long-term.

During the current fiscal period, DSTL returned 22.87% measured by Net Asset Value (NAV), or 22.74% based on the market price of the Fund shares. This result was ahead of that of the S&P 500® Index, the Fund’s primary benchmark, which rose 21.62%.

Distillate U.S. Fundamental Stability & Value ETF

Letters to Shareholders

September 30, 2023 (Unaudited) (Continued)

The top contributors to the Fund’s relative performance versus the S&P 500® Index benchmark were the Fund’s positions in Apple, Inc., Broadcom, Inc., Horizon Therapeutics, Inc., and Jabil, Inc., as well as the Fund’s avoidance of Tesla, Inc., which lagged the benchmark meaningfully during the period.

The largest detractors from relative performance against the benchmark in the period were the Fund’s not owning NVIDIA Corporation and Microsoft Corporation, and holding an average underweight position in Meta Platforms, Inc. These stocks outperformed the market averages significantly during the period. The Fund’s holdings of underperforming stocks including Advance Auto Parts, Inc., CVS Health Corporation, and PayPal Holdings, Inc. also detracted from relative performance in the current fiscal period.

Our Fund holds approximately 100 securities chosen, in a systematic manner, for their attractive rankings on our proprietary measures of value and quality. As of September 30, 2023, the Fund’s largest five holdings were: Alphabet, Inc. - Class A (4.32%), UnitedHealth Group, Inc. (2.91%), Johnson & Johnson (2.27%), AbbVie, Inc. (2.32%), and Broadcom, Inc. (1.94%).

DSTL has continued to experience significant growth in assets under management, rising from $722 million to $1.28 billion over the period. We thank you for your continuing support and the trust you place in Distillate’s investment process and the rationale behind our differentiated measures of equity valuation and quality.

Sincerely,

Thomas M. Cole
Chief Executive Officer
Distillate Capital Partners, LLC

Distillate International Fundamental Stability & Value ETF

Letters to Shareholders
September 30, 2023 (Unaudited) (Continued)

Dear Shareholders of Distillate International Fundamental Stability & Value ETF (“DSTX” or the “Fund”),

Thank you for your interest and investment in DSTX. The information presented in this annual report covers the period from October 1, 2022 through September 30, 2023 (the “current fiscal period”).

The Fund is an actively managed ETF that uses Distillate Capital’s proprietary valuation and risk measures with the goal of including only securities with a high degree of fundamental stability, relatively low levels of debt and attractive valuations from a starting universe of mid- and large-capitalization non-U.S. stocks. These measures were designed for today’s economy, where significant levels of intangible investing activity have rendered many traditional measures of value & risk less effective.

“Value Investing”, as traditionally defined, has a legacy of focusing on accounting-based measures of book value to judge the relative attractiveness of stock prices. As the economy shifted dramatically over recent decades toward businesses that build intangible assets (such as software, consumer brands or pharmaceuticals), balance sheets fail to capture many such assets and therefore book values have ceased being as effective a metric by which to judge stock price valuations. While that measure of valuation is challenged, we believe paying less for an asset relative to that asset’s fundamentals – or true value – continues to be a rewarding strategy. Our answer is to focus on free cash flow, which we believe offers a better comparison between old companies driven by physical assets and new ones driven more often by R&D. Critically, especially in uncertain times, we aim to reduce portfolio risk by buying the companies most undervalued on this methodology, while also avoiding companies that have volatile fundamentals or excessive debt levels.

Similar to large-cap equities in the U.S. market, international stocks rebounded strongly from the prior period, returning 20.27% over the course of the last twelve months measured by the Morningstar Global Markets ex-US® Index. Stocks faced a remarkably similar set of narratives to the year prior. Those being the focus on high inflation and questions over how quickly it might subside, as well as worries over rising interest rates and associated fears of eventual recession. During the period, DSTX returned 24.22% measured by NAV or 24.02% based on the market price of the Fund shares. This result was above the 20.27% return of the Morningstar Global Markets ex-US® Index, the Fund’s primary benchmark.

Our Fund holds approximately 100 securities chosen, in a systematic manner, for their attractive rankings on our proprietary measures of value and quality. As of September 30, 2023, the Fund’s largest five holdings were: Roche Holdings AG (2.79%), British American Tobacco plc (2.34%), Samsung Electronics Company (2.20%), China Shenhua Energy (2.20%), and Alibaba Group Holding, Ltd. (1.83%).

Distillate International Fundamental Stability & Value ETF

Letters to Shareholders
September 30, 2023 (Unaudited) (Continued)

We again thank you for your continuing support and the trust you place in Distillate’s investment process and the rationale behind our differentiated measures of equity valuation and quality.

Sincerely,

Thomas M. Cole
Chief Executive Officer
Distillate Capital Partners, LLC

Distillate Small/Mid Cash Flow ETF

Letters to Shareholders
September 30, 2023 (Unaudited) (Continued)

Dear Shareholders of Distillate Small/Mid Cash Flow ETF (“DSMC” or the “Fund”),

Thank you for your interest and investment in DSMC. The information presented in this annual report covers the period from October 5, 2022, the Fund’s inception date, through September 30, 2023 (the “current fiscal period”).

The Fund is an actively managed ETF that uses Distillate Capital’s proprietary valuation and risk measures with the goal of including only securities with strong balance sheets and attractive free cash flow-based valuations from a starting universe of small- and mid-capitalization U.S. stocks. These measures were designed for today’s economy, where significant levels of intangible investing activity have rendered many traditional measures of value & risk less effective.

“Value Investing”, as traditionally defined, has a legacy of focusing on accounting-based measures of book value to judge the relative attractiveness of stock prices. As the economy shifted dramatically over recent decades toward businesses that build intangible assets (such as software, consumer brands or pharmaceuticals), balance sheets fail to capture many such assets and therefore book values have ceased being as effective a metric by which to judge stock price valuations. While that measure of valuation is challenged, we believe paying less for an asset relative to that asset’s fundamentals – or true value – continues to be a rewarding strategy. Our answer is to focus on free cash flow, which we believe offers a better comparison between old companies driven by physical assets and new ones driven more often by R&D. Critically, especially in uncertain times, we aim to reduce portfolio risk by buying the companies most undervalued on this methodology, while also avoiding companies that have excessive debt levels.

Like large-cap U.S. equities, these smaller companies in the U.S. appreciated in value over the current period, measured by the Morningstar US Small Cap® Index. Stocks faced a remarkably similar set of narratives to the year prior. Those being the focus on high inflation and questions over how quickly it might subside, as well as worries over rising interest rates and the associated fears of eventual recession and the possible impact of higher borrowing costs on the earnings of small- and mid-cap stocks. During the current fiscal period, DSMC returned 24.46% measured by NAV or 24.56% based on the market price of the Fund shares. This result was significantly above the 7.43% return of the Morningstar US Small Cap® Index, the Fund’s primary benchmark.

The Fund holds approximately 150 securities chosen, in a systematic manner, for their attractive rankings on our proprietary measures of value and quality. As of September 30, 2023, the Fund’s largest five holdings were: CF Industries Holdings, Inc. (1.88%), Marathon Oil Corporation (1.70%), APA Corporation (1.65%), Ovintiv, Inc. (1.35%), and PBF Energy, Inc. (1.33%).

Distillate Small/Mid Cash Flow ETF

Letters to Shareholders
September 30, 2023 (Unaudited) (Continued)

We again thank you for your continuing support and the trust you place in Distillate’s investment process and the rationale behind our differentiated measures of equity valuation and quality.

Sincerely,

Thomas M. Cole
Chief Executive Officer
Distillate Capital Partners, LLC

Must be preceded or accompanied by a prospectus.

Investing involves risk. Principal loss is possible. The Fund has the same risks as the underlying securities traded on the exchange throughout the day. Redemptions are limited and often commissions are charged on each trade, and ETFs may trade at a premium or discount to their net asset value.

Standard & Poor’s 500 (S&P 500® Index) – An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

Morningstar Global Markets ex-US® Index – This index measures the performance of the stocks located in the developed and emerging countries across the world (excluding the United States) as defined by Morningstar. Stocks in the index are weighted by their float capital, which removes corporate cross ownership, government holdings and other locked-in shares.

Morningstar US Small Cap® Index – This index measures the performance of the stocks located in United States) and defined as small capitalization by Morningstar.

Book Value – refers to the balance sheet value of a company’s assets, less its liabilities.

Price to Book Value – a traditional valuation measure that compares a company’s market price to its balance sheet book value. For example, this can be calculated by dividing a company’s stock price by its book value per share.

Cash Flow – the amount of cash generated by a business in a given period, commonly calculated by adding depreciation & amortization to net income in the period, less any increase in working capital. This calculation reflects operating cash flow. The term also often refers to free cash flow (see below).

Free Cash Flow – the amount of cash generated be a business in a given period, after subtracting the company’s investment in capital expenditures from operating cash flow. Free cash flow can be used to pay dividends, repurchase shares of the company’s stock, or pay down debt, among other uses.

Distillate Capital ETFs

Letters to Shareholders
September 30, 2023 (Unaudited) (Continued)

Fundamental Stability (or Fundamental Volatility) refers to Distillate’s proprietary measure of the long-term variability of a company’s cash flow generation.

Market returns are based off the primary exchange’s official close price at 4:00pm Eastern Time and do not represent the returns you would receive if you traded shares at other times.

Past performance is not a guarantee of future results.

Fund holdings are subject to change and are not a recommendation to buy or sell any security. For a complete listing of the Funds’ holdings please view the Schedules of Investments on page 13.

Distillate U.S. Fundamental Stability & Value ETF, Distillate International Fundamental Stability & Value ETF, and Distillate Small/Mid Cash Flow ETF are distributed by Quasar Distributors, LLC.

You cannot invest directly in an index.

Distillate U.S. Fundamental Stability & Value ETF

Performance Summary
(Unaudited)

Growth of $10,000

Average Annual Returns September 30, 2023	One Year	Three Years	Since Inception (10/23/2018)
Distillate U.S. Fundamental Stability & Value ETF— NAV	22.87%	12.64%	13.77%
Distillate U.S. Fundamental Stability & Value ETF — Market	22.74%	12.60%	13.75%
S&P 500® Index	21.62%	10.15%	11.40%

This chart illustrates the performance of a hypothetical $10,000 investment made on October 23, 2018 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance, go to www.distillatefunds.com or call 800-617-0004. The gross expense ratio as of the most recent prospectus is 0.39%.

Distillate International Fundamental Stability & Value ETF

Performance Summary
(Unaudited)

Growth of $10,000

Average Annual Returns September 30, 2023	One Year	Since Inception (12/14/2020)
Distillate International Fundamental Stability & Value ETF — NAV	24.22%	-2.48%
Distillate International Fundamental Stability & Value ETF — Market	24.02%	-2.53%
Morningstar Global Markets ex-US Index	20.27%	-0.58%

This chart illustrates the performance of a hypothetical $10,000 investment made on December 14, 2020 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance, go to www.distillatefunds.com or call 800-617-0004. The gross expense ratio as of the most recent prospectus is 0.55%.

Distillate Small/Mid Cash Flow ETF

Performance Summary
(Unaudited)

Growth of $10,000

Cumulative Returns September 30, 2023	Since Inception (10/05/2022)
Distillate Small/Mid Cash Flow ETF — NAV	24.46%
Distillate Small/Mid Cash Flow ETF — Market	24.56%
Morningstar US Small Cap Index	7.43%

This chart illustrates the performance of a hypothetical $10,000 investment made on October 5, 2022 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The performance data quoted represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance, go to www.distillatefunds.com or call 800-617-0004. The gross expense ratio as of the most recent prospectus is 0.55%.

Distillate Capital ETFs

Portfolio Allocations
September 30, 2023 (Unaudited)

Distillate U.S. Fundamental Stability & Value ETF

Sector	Percentage of Net Assets
Consumer, Non-cyclical (a)	35.6%
Technology	16.9
Industrial	14.3
Communications	12.4
Consumer, Cyclical	11.0
Financial	6.1
Energy	2.8
Basic Materials	0.8
Short-Term Investments	0.1
Other Assets in Excess of Liabilities (b)	0.0
Total	100.0%

(a)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 7 in Notes to Financial Statements.

(b)	Represents less than 0.05% of net assets.

Distillate International Fundamental Stability & Value ETF

Sector	Percentage of Net Assets
Consumer, Non-cyclical	21.4%
Consumer, Cyclical	20.5
Communications	14.8
Industrial	13.8
Technology	11.5
Basic Materials	7.5
Energy	6.6
Financial	3.1
Other Assets in Excess of Liabilities	0.4
Short-Term Investments	0.4
Total	100.0%

Distillate Capital ETFs

Portfolio Allocations
September 30, 2023 (Unaudited) (Continued)

Distillate Small/Mid Cash Flow ETF

Sector	Percentage of Net Assets
Consumer, Cyclical (a)	25.9%
Energy	20.1
Industrial	18.8
Consumer, Non-cyclical	12.8
Technology	8.0
Basic Materials	7.0
Financial	4.5
Communications	2.8
Short-Term Investments	0.1
Liabilities in Excess of Other Assets (b)	(0.0)
Total	100.0%

(a)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 7 in Notes to Financial Statements.

(b)	Represents less than 0.05% of net assets.

Distillate U.S. Fundamental Stability & Value ETF

Schedule of Investments
September 30, 2023

Shares	Security Description	Value
	COMMON STOCKS — 99.9%
	Basic Materials — 0.8%
85,277	Westlake Corporation	$10,631,484
	Communications — 12.4%
423,212	Alphabet, Inc. - Class A (a)	55,381,522
452,601	Cisco Systems, Inc.	24,331,830
491,956	Comcast Corporation - Class A	21,813,329
110,374	Etsy, Inc. (a)	7,127,953
63,078	F5, Inc. (a)	10,164,389
128,504	GoDaddy, Inc. - Class A (a)	9,570,978
111,083	Omnicom Group, Inc.	8,273,462
161,917	T-Mobile US, Inc.	22,676,476
		159,339,939
	Consumer, Cyclical — 11.0%
4,525	AutoZone, Inc. (a)	11,493,455
215,853	BorgWarner, Inc.	8,713,986
45,638	Cummins, Inc.	10,426,457
17,424	Deckers Outdoor Corporation (a)	8,957,504
74,423	Dick’s Sporting Goods, Inc.	8,080,849
76,076	Home Depot, Inc.	22,987,124
169,298	LKQ Corporation	8,381,944
73,718	Lowe’s Companies, Inc.	15,321,549
1,520	NVR, Inc. (a)	9,064,216
20,550	Ulta Beauty, Inc. (a)	8,208,698
37,725	Vail Resorts, Inc.	8,370,800
24,862	Watsco, Inc.	9,390,875
75,889	Williams-Sonoma, Inc.	11,793,151
		141,190,608
	Consumer, Non-cyclical — 35.6% (b)
155,568	Abbott Laboratories	15,066,761
199,519	AbbVie, Inc.	29,740,302
364,273	Altria Group, Inc.	15,317,680
73,740	Amgen, Inc.	19,818,362
62,359	Automatic Data Processing, Inc.	15,002,328
56,038	Avery Dennison Corporation	10,236,461

The accompanying notes are an integral part of these financial statements.

Distillate U.S. Fundamental Stability & Value ETF

Schedule of Investments
September 30, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.9% (Continued)
	Consumer, Non-cyclical — 35.6% (b) (Continued)
370,912	Bristol-Myers Squibb Company	$21,527,732
60,511	Cigna Corporation	17,310,382
294,615	CVS Health Corporation	20,570,019
66,462	Danaher Corporation	16,489,222
149,535	Darling Ingredients, Inc. (a)	7,805,727
39,338	Elevance Health, Inc.	17,128,552
38,368	FleetCor Technologies, Inc. (a)	9,796,885
146,898	General Mills, Inc.	9,400,003
117,984	Henry Schein, Inc. (a)	8,760,312
41,112	ICON plc (a)	10,123,830
63,600	J.M. Smucker Company	7,817,076
187,180	Johnson & Johnson	29,153,285
248,495	Kroger Company	11,120,151
47,518	Laboratory Corporation of America Holdings	9,553,494
30,203	McKesson Corporation	13,133,775
200,176	PayPal Holdings, Inc. (a)	11,702,289
189,810	Philip Morris International, Inc.	17,572,610
18,210	Regeneron Pharmaceuticals, Inc. (a)	14,986,102
117,967	Robert Half, Inc.	8,644,622
145,462	Sysco Corporation	9,607,765
24,913	United Rentals, Inc.	11,075,572
73,970	UnitedHealth Group, Inc.	37,294,933
34,686	Vertex Pharmaceuticals, Inc. (a)	12,061,710
35,638	Waters Corporation (a)	9,772,296
195,450	WillScot Mobile Mini Holdings Corporation (a)	8,128,766
		455,719,004
	Energy — 2.8%
114,422	Chesapeake Energy Corporation	9,866,609
86,445	Diamondback Energy, Inc.	13,388,602
6,806	Texas Pacific Land Corporation	12,411,149
		35,666,360
	Financial — 6.1%
34,821	Aon plc - Class A	11,289,665
19,995	BlackRock, Inc.	12,926,568

The accompanying notes are an integral part of these financial statements.

Distillate U.S. Fundamental Stability & Value ETF

Schedule of Investments
September 30, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.9% (Continued)
	Financial — 6.1% (Continued)
143,497	Brown & Brown, Inc.	$10,021,830
123,319	CBRE Group, Inc. - Class A (a)	9,108,341
64,749	CME Group, Inc.	12,964,045
106,454	Intercontinental Exchange, Inc.	11,712,069
201,125	Nasdaq, Inc.	9,772,664
		77,795,182
	Industrial — 14.3%
132,264	3M Company	12,382,556
130,552	A.O. Smith Corporation	8,633,404
79,433	Allegion plc	8,276,919
64,428	AMETEK, Inc.	9,519,881
57,419	General Dynamics Corporation	12,687,877
153,493	Ingersoll Rand, Inc.	9,780,574
89,241	Jabil, Inc.	11,323,790
170,462	Knight-Swift Transportation Holdings, Inc.	8,548,669
31,196	Lockheed Martin Corporation	12,757,917
168,512	Masco Corporation	9,006,966
63,932	Middleby Corporation (a)	8,183,296
75,515	Owens Corning	10,301,001
73,056	Packaging Corporation of America	11,217,749
29,550	Parker-Hannifin Corporation	11,510,316
33,662	Snap-on, Inc.	8,585,830
23,837	Teledyne Technologies, Inc. (a)	9,739,321
56,070	Trane Technologies plc	11,377,163
180,029	Trimble, Inc. (a)	9,696,362
		183,529,591
	Technology — 16.9%
137,996	Activision Blizzard, Inc.	12,920,565
95,413	Amdocs, Ltd.	8,061,444
99,020	Applied Materials, Inc.	13,709,319
29,932	Broadcom, Inc.	24,860,921
160,627	Cognizant Technology Solutions Corporation - Class A	10,880,873

The accompanying notes are an integral part of these financial statements.

Distillate U.S. Fundamental Stability & Value ETF

Schedule of Investments
September 30, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.9% (Continued)
	Technology — 16.9% (Continued)
351,995	Dropbox, Inc. – Class A (a)	$9,584,824
78,397	Electronic Arts, Inc.	9,438,999
40,073	EPAM Systems, Inc. (a)	10,246,265
195,742	Fidelity National Information Services, Inc.	10,818,660
100,386	Fiserv, Inc. (a)	11,339,603
24,081	KLA Corporation	11,044,991
19,603	Lam Research Corporation	12,286,572
133,452	Microchip Technology, Inc.	10,415,929
128,348	NetApp, Inc.	9,739,046
92,311	Paychex, Inc.	10,646,228
94,533	Qorvo, Inc. (a)	9,025,066
94,654	Skyworks Solutions, Inc.	9,331,938
164,690	SS&C Technologies Holdings, Inc.	8,652,813
83,753	VMware, Inc. - Class A (a)	13,943,199
		216,947,255
	TOTAL COMMON STOCKS (Cost $1,230,587,096)	1,280,819,423

	SHORT-TERM INVESTMENTS — 0.1%
926,755	First American Government Obligations Fund - Class X, 5.26% (c)	926,755
	TOTAL SHORT-TERM INVESTMENTS (Cost $926,755)	926,755
	TOTAL INVESTMENTS (Cost $1,231,513,851) — 100.0%	1,281,746,178
	Other Assets in Excess of Liabilities — 0.0% (d)	563,391
	NET ASSETS — 100.0%	$1,282,309,569

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 7 in the Notes to Financial Statements.

(c)	Rate shown is the annualized seven-day yield as of September 30, 2023.
(d)	Represents less than 0.05% of net assets.

The accompanying notes are an integral part of these financial statements.

Distillate International Fundamental Stability & Value ETF

Schedule of Investments
September 30, 2023

Shares	Security Description	Value
	COMMON STOCKS — 99.2%
	Australia — 2.4%
9,252	Aristocrat Leisure, Ltd.	$243,925
35,987	Northern Star Resources, Ltd.	242,943
10,702	Sonic Healthcare, Ltd.	205,830
		692,698
	Belgium — 0.9%
3,053	UCB SA	250,637
	Brazil — 2.2%
22,540	Hypera SA	167,794
51,592	Lojas Renner SA	138,123
36,472	PRIO SA (a)	342,481
		648,398
	Canada — 5.6%
43,575	B2Gold Corporation	125,932
2,615	CGI, Inc. (a)	258,947
138	Constellation Software, Inc.	286,214
6,648	Gildan Activewear, Inc.	186,210
4,552	Magna International, Inc.	244,033
2,131	TFI International, Inc.	274,949
5,343	Tourmaline Oil Corporation	270,114
		1,646,399
	China — 10.3%
49,200	Alibaba Group Holding, Ltd. (a)	537,743
27,200	ANTA Sports Products, Ltd.	306,145
19,400	Baidu, Inc. - Class A (a)	330,440
198,500	China Shenhua Energy Company, Ltd. - H-Shares	643,769
106,000	Haidilao International Holding, Ltd. (b)	284,224
23,050	JD.com, Inc. - Class A	338,752
130,000	Jiumaojiu International Holdings, Ltd. (b)	176,944
19,000	NetEase, Inc.	386,946
		3,004,963
	Denmark — 1.9%
1,643	DSV AS	307,689
2,475	Pandora AS	257,087
		564,776

The accompanying notes are an integral part of these financial statements.

Distillate International Fundamental Stability & Value ETF

Schedule of Investments
September 30, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.2% (Continued)
	Finland — 0.8%
7,153	Neste Oyj	$243,328
	France — 11.3%
2,326	Arkema SA	230,406
9,549	Bureau Veritas SA	237,686
1,674	Capgemini SE	293,856
4,812	Danone SA	266,249
655	Kering SA	299,515
2,694	Legrand SA	249,003
3,867	Publicis Groupe SA	293,799
2,284	Safran SA	359,439
1,491	Teleperformance SE	188,484
1,979	Thales SA	278,880
9,767	Valeo SE	168,865
4,062	Vinci SA	451,654
		3,317,836
	Germany — 1.9%
3,595	Brenntag SE	279,680
3,607	Heidelberg Materials AG	280,766
		560,446
	Hong Kong — 0.6%
152,000	Geely Automobile Holdings, Ltd.	179,329
	India — 1.3%
21,792	Infosys, Ltd. - ADR	372,861
	Indonesia — 1.6%
510,200	Astra International Tbk PT	205,500
1,122,500	Telkom Indonesia Persero Tbk PT	272,363
		477,863
	Ireland — 1.7%
3,641	Kingspan Group plc	273,544
7,118	Smurfit Kappa Group plc	237,180
		510,724

The accompanying notes are an integral part of these financial statements.

Distillate International Fundamental Stability & Value ETF

Schedule of Investments
September 30, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.2% (Continued)
	Japan — 19.9%
16,800	Astellas Pharma, Inc.	$233,494
8,400	Bandai Namco Holdings, Inc.	171,237
10,800	Chugai Pharmaceutical Company, Ltd.	334,657
24,000	Denso Corporation	386,155
21,300	Isuzu Motors, Ltd.	268,418
16,000	Japan Tobacco, Inc.	368,839
13,600	KDDI Corporation	417,137
11,200	Nexon Company, Ltd.	200,658
416,100	Nippon Telegraph & Telephone Corporation	492,433
11,200	Niterra Company, Ltd.	253,984
3,100	Nitto Denko Corporation	203,751
16,300	Olympus Corporation	212,072
13,500	Ono Pharmaceutical Company, Ltd.	259,461
10,600	Recruit Holdings Company, Ltd.	327,394
7,900	Seven & i Holdings Company, Ltd.	309,965
1,500	Shimano, Inc.	202,697
11,100	Shin-Etsu Chemical Company, Ltd.	323,051
5,500	Shionogi & Company, Ltd.	246,427
43,200	SoftBank Corporation	489,392
3,300	Trend Micro, Inc.	125,344
		5,826,566
	Mexico — 3.8%
412,592	America Movil SAB de CV (a)	357,310
3,478	Fomento Economico Mexicano SAB de CV - ADR	379,624
78,840	Grupo Mexico SAB de CV - Series B	373,638
		1,110,572
	Norway — 1.5%
6,798	Aker BP ASA	189,102
14,498	Mowi ASA	258,259
		447,361
	Poland — 0.9%
18,802	ORLEN SA	252,844

The accompanying notes are an integral part of these financial statements.

Distillate International Fundamental Stability & Value ETF

Schedule of Investments
September 30, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.2% (Continued)
	Republic of Korea — 4.9%
870	LG Innotek Company, Ltd.	$157,637
979	NCSoft Corporation	161,425
3,341	Samsung C&T Corporation	266,408
2,123	Samsung Electro-Mechanics Company, Ltd.	216,170
512	Samsung Electronics Company, Ltd. - GDR	645,120
		1,446,760
	Spain — 1.7%
13,570	Industria de Diseno Textil SA	507,019
	Sweden — 5.9%
12,661	Assa Abloy AB - Series B	277,596
22,648	Atlas Copco AB - Series A	306,964
6,123	Boliden AB	177,222
91,407	Embracer Group AB (a)	184,342
11,775	EQT AB	235,084
10,005	Essity AB - Series B	217,244
16,074	Volvo AB - Series B	333,784
		1,732,236
	Switzerland — 5.1%
2,789	Cie Financiere Richemont SA	341,460
287	Partners Group Holding AG	324,553
24,118	Roche Holding AG - ADR	818,324
		1,484,337
	Taiwan — 2.6%
43,642	ASE Technology Holding Company, Ltd. - ADR	328,188
38,000	Micro-Star International Company, Ltd.	193,058
19,000	Realtek Semiconductor Corporation	232,493
		753,739
	Thailand — 0.9%
43,700	Advanced Info Service pcl - NVDR	273,631

	United Kingdom — 9.5%
31,463	Auto Trader Group plc (b)	237,173
21,840	British American Tobacco plc - ADR	685,994
6,040	Bunzl plc	215,709

The accompanying notes are an integral part of these financial statements.

Distillate International Fundamental Stability & Value ETF

Schedule of Investments
September 30, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.2% (Continued)
	United Kingdom — 9.5% (Continued)
8,562	Burberry Group plc	$199,446
47,442	DS Smith plc	166,247
107,844	JD Sports Fashion plc	197,049
3,422	London Stock Exchange Group plc	343,913
2,790	Next plc	248,454
9,781	Unilever plc - ADR	483,181
		2,777,166
	TOTAL COMMON STOCKS (Cost $30,080,457)	29,082,489

	WARRANTS — 0.0%
	Canada — 0.0%
138	Constellation Software, Inc., Expiration: 03/31/2040, Exercise Price: CAD $0.00 (a)(c)(d)	0
	TOTAL WARRANTS (Cost $0)	0

	SHORT-TERM INVESTMENTS — 0.4%
118,390	First American Government Obligations Fund - Class X, 5.26% (e)	118,390
	TOTAL SHORT-TERM INVESTMENTS (Cost $118,390)	118,390
	TOTAL INVESTMENTS (Cost $30,198,847) — 99.6%	29,200,879
	Other Assets in Excess of Liabilities — 0.4%	122,507
	NET ASSETS — 100.0%	$29,323,386

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
NVDR	Non-Voting Depositary Receipt.
(a)	Non-income producing security.
(b)

Security exempt from registration under Rule 144(a) of the Securities Act of 1933. Such securities are treated as liquid securities, according to the Fund’s liquidity guidelines. At September 30, 2023, the value of these securities amounted to $698,341 or 2.4% of net assets.

(c)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.
(d)	This security has been deemed illiquid according to the Fund’s liquidity guidelines. The value of this security is $0 or 0.0% of net assets.
(e)	Rate shown is the annualized seven-day yield as of September 30, 2023.

The accompanying notes are an integral part of these financial statements.

Distillate Small/Mid Cash Flow ETF

Schedule of Investments
September 30, 2023

Shares	Security Description	Value
	COMMON STOCKS — 98.0%
	Basic Materials — 7.0%
4,319	AdvanSix, Inc.	$134,235
6,734	CF Industries Holdings, Inc.	577,373
5,649	Chemours Company	158,454
16,993	Cleveland-Cliffs, Inc. (a)	265,601
7,250	Huntsman Corporation	176,900
9,435	Mosaic Company	335,886
5,889	Olin Corporation	294,332
4,917	Sylvamo Corporation	216,053
		2,158,834
	Communications — 2.8%
7,597	Cars.com, Inc. (a)	128,085
1,673	InterDigital, Inc.	134,242
13,767	Open Lending Corporation (a)	100,774
3,025	Shutterstock, Inc.	115,101
14,127	TEGNA, Inc.	205,831
2,626	Ziff Davis, Inc. (a)	167,250
		851,283
	Consumer, Cyclical — 25.9% (b)
4,297	Academy Sports & Outdoors, Inc.	203,119
3,079	Advance Auto Parts, Inc.	172,208
3,614	Allison Transmission Holdings, Inc.	213,443
15,914	American Eagle Outfitters, Inc.	264,332
14,366	Arhaus, Inc. (a)	133,604
2,282	AutoNation, Inc. (a)	345,496
8,613	Bath & Body Works, Inc.	291,120
1,732	BlueLinx Holdings, Inc. (a)	142,180
4,878	Buckle, Inc.	162,876
6,111	Caleres, Inc.	175,752
2,383	Carter’s, Inc.	164,784
546	Cavco Industries, Inc. (a)	145,050
30,209	Chico’s FAS, Inc. (a)	225,963
2,270	Dick’s Sporting Goods, Inc.	246,477
746	Dillard’s, Inc. – Class A	246,784
5,333	Ethan Allen Interiors, Inc.	159,457

The accompanying notes are an integral part of these financial statements.

Distillate Small/Mid Cash Flow ETF

Schedule of Investments
September 30, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 98.0% (Continued)
	Consumer, Cyclical — 25.9% (b) (Continued)
10,731	Everi Holdings, Inc. (a)	$141,864
7,328	Foot Locker, Inc.	127,141
2,514	GMS, Inc. (a)	160,821
1,013	Group 1 Automotive, Inc.	272,203
5,238	HNI Corporation	181,392
5,680	La-Z-Boy, Inc.	175,398
2,524	Malibu Boats, Inc. – Class A (a)	123,726
680	Murphy USA, Inc.	232,376
4,577	Nu Skin Enterprises, Inc. – Class A	97,078
3,521	ODP Corporation (a)	162,494
4,575	Rush Enterprises, Inc. – Class A	186,797
13,513	Sally Beauty Holdings, Inc. (a)	113,239
4,280	Signet Jewelers, Ltd.	307,347
2,633	Skyline Champion Corporation (a)	167,775
5,568	Taylor Morrison Home Corporation (a)	237,252
2,047	Thor Industries, Inc.	194,731
3,692	Toll Brothers, Inc.	273,061
6,210	Tri Pointe Homes, Inc. (a)	169,844
5,148	Urban Outfitters, Inc. (a)	168,288
1,309	Veritiv Corporation	221,090
10,843	Victoria’s Secret & Company (a)	180,861
6,603	Vista Outdoor, Inc. (a)	218,691
2,444	Williams-Sonoma, Inc.	379,799
2,572	Winnebago Industries, Inc.	152,905
		7,938,818
	Consumer, Non-cyclical — 12.8%
1,833	Amedisys, Inc. (a)	171,202
1,681	AMN Healthcare Services, Inc. (a)	143,188
6,841	Collegium Pharmaceutical, Inc. (a)	152,896
6,771	Corcept Therapeutics, Inc. (a)	184,476
1,559	Euronet Worldwide, Inc. (a)	123,753
1,655	Grand Canyon Education, Inc. (a)	193,436
9,566	Healthcare Services Group, Inc. (a)	99,773
15,876	Ironwood Pharmaceuticals, Inc. (a)	152,886

The accompanying notes are an integral part of these financial statements.

Distillate Small/Mid Cash Flow ETF

Schedule of Investments
September 30, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 98.0% (Continued)
	Consumer, Non-cyclical — 12.8% (Continued)
5,053	John Wiley & Sons, Inc. – Class A	$187,820
3,556	Korn Ferry	168,697
2,762	ManpowerGroup, Inc.	202,510
14,920	Maravai LifeSciences Holdings, Inc. – Class A (a)	149,200
1,597	Medifast, Inc.	119,535
6,405	Premier, Inc. - Class A	137,708
5,594	PROG Holdings, Inc. (a)	185,777
2,763	Robert Half, Inc.	202,473
6,671	SpartanNash Company	146,762
5,315	Sprouts Farmers Market, Inc. (a)	227,482
4,122	Stride, Inc. (a)	185,614
5,054	Supernus Pharmaceuticals, Inc. (a)	139,339
1,998	TriNet Group, Inc. (a)	232,727
959	United Therapeutics Corporation (a)	216,609
1,037	WEX, Inc. (a)	195,049
		3,918,912
	Energy — 18.8%
1,255	Alpha Metallurgical Resources, Inc.	325,961
12,327	APA Corporation	506,640
1,496	Arch Resources, Inc.	255,307
3,863	California Resources Corporation	216,367
3,643	Chesapeake Energy Corporation	314,136
1,850	Chevron Corporation	311,947
1,477	Chord Energy Corporation	239,377
2,833	Civitas Resources, Inc.	229,105
2,427	CONSOL Energy, Inc.	254,617
6,309	HF Sinclair Corporation	359,171
9,543	Magnolia Oil & Gas Corporation – Class A	218,630
19,433	Marathon Oil Corporation	519,833
5,474	Murphy Oil Corporation	248,246
13,641	NOW, Inc. (a)	161,919
8,683	Ovintiv, Inc.	413,050
7,610	PBF Energy, Inc. – Class A	407,363
11,710	Peabody Energy Corporation	304,343

The accompanying notes are an integral part of these financial statements.

Distillate Small/Mid Cash Flow ETF

Schedule of Investments
September 30, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 98.0% (Continued)
	Energy — 18.8% (Continued)
6,591	SM Energy Company	$261,333
4,353	Warrior Met Coal, Inc.	222,351
		5,769,696
	Financial — 3.9%
4,803	Artisan Partners Asset Management, Inc. – Class A	179,728
4,668	Marcus & Millichap, Inc.	136,959
3,503	SEI Investments Company	210,986
5,602	Victory Capital Holdings, Inc. – Class A	186,771
868	Virtus Investment Partners, Inc.	175,327
22,081	Western Union Company	291,028
		1,180,799
	Industrial — 18.8%
1,147	Acuity Brands, Inc.	195,346
3,144	Apogee Enterprises, Inc.	148,020
1,750	ArcBest Corporation	177,888
1,335	Atkore, Inc. (a)	199,169
2,431	Boise Cascade Company	250,490
3,399	CTS Corporation	141,874
18,202	DHT Holdings, Inc.	187,480
5,873	Dorian LPG, Ltd.	168,731
3,208	Eagle Bulk Shipping, Inc.	134,832
1,125	Eagle Materials, Inc.	187,335
1,144	EMCOR Group, Inc.	240,686
962	Encore Wire Corporation	175,527
10,306	Genco Shipping & Trading, Ltd.	144,181
35,264	GoPro, Inc. - Class A (a)	110,729
3,510	Hillenbrand, Inc.	148,508
4,253	Knight-Swift Transportation Holdings, Inc.	213,288
14,995	LSB Industries, Inc. (a)	153,399
13,492	Masterbrand, Inc. (a)	163,928
3,227	Matson, Inc.	286,298
2,336	Mohawk Industries, Inc. (a)	200,452
2,478	Oshkosh Corporation	236,476
2,272	Owens Corning	309,923

The accompanying notes are an integral part of these financial statements.

Distillate Small/Mid Cash Flow ETF

Schedule of Investments
September 30, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 98.0% (Continued)
	Industrial — 18.8% (Continued)
3,908	Ryerson Holding Corporation	$113,684
2,710	Sanmina Corporation (a)	147,099
2,808	Sturm Ruger & Company, Inc.	146,353
3,882	Teekay Tankers, Ltd. – Class A	161,608
4,122	Textron, Inc.	322,092
7,322	TimkenSteel Corporation (a)	159,034
11,088	TTM Technologies, Inc. (a)	142,813
2,064	UFP Industries, Inc.	211,354
8,546	World Kinect Corporation	191,687
		5,770,284
	Technology — 8.0%
6,966	ACI Worldwide, Inc. (a)	157,153
15,571	Adeia, Inc.	166,298
664	CACI International, Inc. – Class A (a)	208,450
3,369	Donnelley Financial Solutions, Inc. (a)	189,607
11,604	DXC Technology Company (a)	241,711
5,319	Genpact, Ltd.	192,548
2,951	Kulicke & Soffa Industries, Inc.	143,507
3,531	Lumentum Holdings, Inc. (a)	159,531
5,244	NetScout Systems, Inc. (a)	146,937
5,728	Photronics, Inc. (a)	115,763
2,595	Qorvo, Inc. (a)	247,744
7,970	Sciplay Corporation – Class A (a)	181,477
1,955	Synaptics, Inc. (a)	174,855
4,625	TTEC Holdings, Inc.	121,268
		2,446,849
	TOTAL COMMON STOCKS (Cost $28,345,465)	30,035,475

	MASTER LIMITED PARTNERSHIPS — 1.9%
	Energy — 1.3%
9,640	Alliance Resource Partners LP	217,189
11,326	Black Stone Minerals LP	195,147
		412,336

The accompanying notes are an integral part of these financial statements.

Distillate Small/Mid Cash Flow ETF

Schedule of Investments
September 30, 2023 (Continued)

Shares	Security Description	Value
	MASTER LIMITED PARTNERSHIPS — 1.9% (Continued)
	Financial — 0.6%
5,746	AllianceBernstein Holding LP	$174,391
	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $545,024)	586,727

	SHORT-TERM INVESTMENTS — 0.1%
26,659	First American Government Obligations Fund - Class X, 5.26% (c)	26,659
	TOTAL SHORT-TERM INVESTMENTS (Cost $26,659)	26,659
	TOTAL INVESTMENTS (Cost $28,917,148) — 100.0%	30,648,861
	Liabilities in Excess of Other Assets — (0.0)% (d)	(4,094)
	NET ASSETS — 100.0%	$30,644,767

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 7 in the Notes to Financial Statements.

(c)	Rate shown is the annualized seven-day yield as of September 30, 2023.
(d)	Represents less than 0.05% of net assets.

The accompanying notes are an integral part of these financial statements.

Distillate Capital ETFs

Statements of Assets and Liabilities
September 30, 2023

	Distillate U.S. Fundamental Stability & Value ETF	Distillate International Fundamental Stability & Value ETF	Distillate Small/ Mid Cash Flow ETF
ASSETS
Investments in securities, at value *	$1,281,746,178	$29,200,879	$30,648,861
Receivable for capital shares sold	7,861,297	—	—
Dividends and interest receivable	954,503	136,116	9,564
Foreign currency, at value*	—	4	—
Total assets	1,290,561,978	29,336,999	30,658,425

LIABILITIES
Payable for securities purchased	7,837,016	—	—
Management fees payable	415,393	13,613	13,658
Total liabilities	8,252,409	13,613	13,658

NET ASSETS	$1,282,309,569	$29,323,386	$30,644,767

Net Assets Consist of:
Paid-in capital	$1,270,471,895	$35,397,458	$29,621,005
Total distributable earnings (accumulated deficit)	11,837,674	(6,074,072)	1,023,762
Net assets	$1,282,309,569	$29,323,386	$30,644,767

Net Asset Value:
Net assets	$1,282,309,569	$29,323,386	$30,644,767
Shares outstanding ^	28,725,000	1,350,000	1,000,000
Net asset value, offering and redemption price per share	$44.64	$21.72	$30.64

* Identified cost:
Investments in securities	$1,231,513,851	$30,198,847	$28,917,148
Foreign currency	—	4	—

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Distillate Capital ETFs

Statements of Operations
For the Year/Period Ended September 30, 2023

	Distillate U.S. Fundamental Stability & Value ETF	Distillate International Fundamental Stability & Value ETF	Distillate Small/ Mid Cash Flow ETF(1)
INCOME
Dividends*	$18,408,025	$625,797	$346,649
Interest	45,897	4,586	2,123
Total investment income	18,453,922	630,383	348,772

EXPENSES
Management fees	3,958,774	112,490	104,541
Total expenses	3,958,774	112,490	104,541

Net investment income (loss)	14,495,148	517,893	244,231

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(25,085,869)	(1,406,772)	(812,637)
In-kind redemptions	11,614,036	(905,303)	2,050,733
Foreign currency	—	(18,582)	—
Change in unrealized appreciation (depreciation) on:
Investments	171,649,092	4,635,166	1,731,713
Foreign currency translation	—	1,508	—
Net realized and unrealized gain (loss) on investments and foreign currency	158,177,259	2,306,017	2,969,809
Net increase (decrease) in net assets resulting from operations	$172,672,407	$2,823,910	$3,214,040

* Net of foreign taxes withheld of	$—	$85,786	$—

(1)	The Fund commenced operations on October 5, 2022. The information presented is for the period from October 5, 2022 to September 30, 2023.

The accompanying notes are an integral part of these financial statements.

Distillate U.S. Fundamental Stability & Value ETF

Statements of Changes in Net Assets

	Year Ended September 30, 2023	Year Ended September 30, 2022
OPERATIONS
Net investment income (loss)	$14,495,148	$8,820,791
Net realized gain (loss) on investments	(13,471,833)	35,057,726
Change in unrealized appreciation (depreciation) on investments	171,649,092	(146,740,546)
Net increase (decrease) in net assets resulting from operations	172,672,407	(102,862,029)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(14,944,880)	(8,075,108)
Total distributions to shareholders	(14,944,880)	(8,075,108)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	467,070,323	732,799,160
Payments for shares redeemed	(64,072,118)	(274,052,500)
Transaction fees (Note 6)	—	4
Net increase (decrease) in net assets derived from capital share transactions (a)	402,998,205	458,746,664
Net increase (decrease) in net assets	$560,725,732	$347,809,527

NET ASSETS
Beginning of year	$721,583,837	$373,774,310
End of year	$1,282,309,569	$721,583,837

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	10,700,000	16,775,000
Shares redeemed	(1,550,000)	(6,325,000)
Net increase (decrease)	9,150,000	10,450,000

The accompanying notes are an integral part of these financial statements.

Distillate International Fundamental Stability & Value ETF

Statements of Changes in Net Assets

	Year Ended September 30, 2023	Year Ended September 30, 2022
OPERATIONS
Net investment income (loss)	$517,893	$738,973
Net realized gain (loss) on investments and foreign currency	(2,330,657)	(3,389,327)
Change in unrealized appreciation (depreciation) on investments and foreign currency translation	4,636,674	(4,369,337)
Net increase (decrease) in net assets resulting from operations	2,823,910	(7,019,691)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(558,043)	(669,811)
Total distributions to shareholders	(558,043)	(669,811)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	14,685,605	4,859,410
Payments for shares redeemed	(7,381,440)	—
Transaction fees (Note 6)	12,981	2,080
Net increase (decrease) in net assets derived from capital share transactions (a)	7,317,146	4,861,490
Net increase (decrease) in net assets	$9,583,013	$(2,828,012)

NET ASSETS
Beginning of year	$19,740,373	$22,568,385
End of year	$29,323,386	$19,740,373

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	650,000	200,000
Shares redeemed	(400,000)	—
Net increase (decrease)	250,000	200,000

The accompanying notes are an integral part of these financial statements.

Distillate Small/Mid Cash Flow ETF

Statement of Changes in Net Assets

Period Ended September 30, 2023(1)
OPERATIONS
Net investment income (loss)	$244,231
Net realized gain (loss) on investments	1,238,096
Change in unrealized appreciation (depreciation) on investments	1,731,713
Net increase (decrease) in net assets resulting from operations	3,214,040

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(244,803)
Total distributions to shareholders	(244,803)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	41,580,045
Payments for shares redeemed	(13,904,515)
Net increase (decrease) in net assets derived from capital share transactions (a)	27,675,530
Net increase (decrease) in net assets	$30,644,767

NET ASSETS
Beginning of period	$—
End of period	$30,644,767

(a)	A summary of capital share transactions is as follows:

Shares
Shares sold	1,500,000
Shares redeemed	(500,000)
Net increase (decrease)	1,000,000

(1)	Fund commenced operations on October 5, 2022. The information presented is for the period from October 5, 2022 to September 30, 2023.

The accompanying notes are an integral part of these financial statements.

Distillate U.S. Fundamental Stability & Value ETF

Financial Highlights

For a capital share outstanding throughout the year/period

	Year Ended September 30,				Period Ended September 30,
	2023	2022	2021	2020	2019(1)
Net asset value, beginning of year/period	$36.86	$40.96	$32.61	$27.86	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.62	0.58	0.46	0.44	0.38
Net realized and unrealized gain (loss) on investments (7)	7.78	(4.17)	8.51	4.61	2.58
Total from investment operations	8.40	(3.59)	8.97	5.05	2.96

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(0.62)	(0.51)	(0.62)	(0.30)	(0.10)
Total distributions to shareholders	(0.62)	(0.51)	(0.62)	(0.30)	(0.10)

CAPITAL SHARE TRANSACTIONS
Transaction fees (Note 6)	—	0.00 (3)	—	—	—

Net asset value, end of year/period	$44.64	$36.86	$40.96	$32.61	$27.86

Total return	22.87%	-8.91%	27.68%	18.20%	11.93	%(4)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$1,282,310	$721,584	$373,774	$179,355	$43,874

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.39%	0.39%	0.39%	0.39%	0.39	%(5)
Net investment income (loss) to average net assets	1.43%	1.36%	1.17%	1.45%	1.55	%(5)
Portfolio turnover rate (6)	95%	78%	73%	58%	69	%(4)

(1)	Commencement of operations on October 23, 2018.
(2)	Calculated based on average shares outstanding during the year/period.
(3)	Less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Excludes the impact of in-kind transactions.
(7)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Distillate International Fundamental Stability & Value ETF

Financial Highlights

For a capital share outstanding throughout the year/period

	Year Ended September 30,		Period Ended September 30,
	2023	2022	2021(1)
Net asset value, beginning of year/period	$17.95	$25.08	$25.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.55	0.72	0.59
Net realized and unrealized gain (loss) on investments and foreign currency (7)	3.77	(7.21)	(0.12)
Total from investment operations	4.32	(6.49)	0.47

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(0.56)	(0.64)	(0.44)
Total distributions to shareholders	(0.56)	(0.64)	(0.44)

CAPITAL SHARE TRANSACTIONS
Transaction fees (Note 6)	0.01	0.00 (3)	0.00	(3)

Net asset value, end of year/period	$21.72	$17.95	$25.08

Total return	24.22%	-26.26%	1.78	%(4)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$29,323	$19,740	$22,568

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.55%	0.55%	0.55	%(5)
Net investment income (loss) to average net assets	2.53%	3.12%	2.78	%(5)
Portfolio turnover rate (6)	75%	102%	57	%(4)

(1)	Commencement of operations on December 14, 2020.
(2)	Calculated based on average shares outstanding during the year/period.
(3)	Less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Excludes the impact of in-kind transactions.
(7)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Distillate Small/Mid Cash Flow ETF

Financial Highlights

For a capital share outstanding throughout the period

	Period Ended September 30, 2023(1)
Net asset value, beginning of period	$24.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.37
Net realized and unrealized gain (loss) on investments (6)	5.69
Total from investment operations	6.06

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(0.32)
Total distributions to shareholders	(0.32)

Net asset value, end of period	$30.64

Total return	24.46	%(3)

SUPPLEMENTAL DATA:
Net assets at end of period (000’s)	$30,645

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.55	%(4)
Net investment income (loss) to average net assets	1.28	%(4)
Portfolio turnover rate (5)	66	%(3)

(1)	Commencement of operations on October 5, 2022.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the impact of in-kind transactions.
(6)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Distillate Capital ETFs

Notes to Financial Statements

September 30, 2023

NOTE 1 – ORGANIZATION

Distillate U.S. Fundamental Stability & Value ETF and Distillate Small/Mid Cash Flow ETF are each a diversified series and Distillate International Fundamental Stability & Value ETF is a non-diversified series (individually each a “Fund” or collectively the “Funds”) of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of Distillate U.S. Fundamental Stability & Value ETF is to seek long-term capital appreciation. Prior to April 3, 2023, the investment objective of Distillate U.S. Fundamental Stability & Value ETF was to track the performance, before fees and expenses, of the Distillate U.S. Fundamental Stability & Value Index. The investment objective of Distillate International Fundamental Stability & Value ETF is to seek long-term capital appreciation. Prior to April 3, 2023, the investment objective of Distillate International Fundamental Stability & Value ETF was to track the performance, before fees and expenses, of the Distillate International Fundamental Stability & Value Index. The investment objective of Distillate Small/Mid Cash Flow ETF is to seek capital appreciation. Distillate U.S. Fundamental Stability & Value ETF commenced operations on October 23, 2018, Distillate International Fundamental Stability & Value ETF commenced operations on December 14, 2020, and Distillate Small/Mid Cash Flow ETF commenced operations on October 5, 2022.

The end of the reporting period for the Funds is September 30, 2023, and the period covered by these Notes to Financial Statements is the fiscal year ended September 30, 2023 for Distillate U.S. Fundamental Stability & Value ETF and Distillate International Fundamental Stability & Value ETF, and the period from October 5, 2022 through September 30, 2023 for Distillate Small/Mid Cash Flow ETF (each, respectively, the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services - Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Distillate Capital ETFs

NOTES TO FINANCIAL STATEMENTS
September 30, 2023 (Continued)

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used.

All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Funds’ Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Funds may cause the NAV of the shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Distillate Capital ETFs

NOTES TO FINANCIAL STATEMENTS
September 30, 2023 (Continued)

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of the end of the current fiscal period:

Distillate U.S. Fundamental Stability & Value ETF
Assets(1)	Level 1	Level 2	Level 3	Total
Common Stocks	$1,280,819,423	$—	$—	$1,280,819,423
Short-Term Investments	926,755	—	—	926,755
Total Investments in Securities	$1,281,746,178	$—	$—	$1,281,746,178

Distillate International Fundamental Stability & Value ETF
Assets(2)	Level 1	Level 2	Level 3	Total
Common Stocks	$29,082,489	$—	$—	$29,082,489
Warrants	—	—	0	0
Short-Term Investments	118,390	—	—	118,390
Total Investments in Securities	$29,200,879	$—	$0	$29,200,879

Distillate Capital ETFs

NOTES TO FINANCIAL STATEMENTS
September 30, 2023 (Continued)

Distillate Small/Mid Cash Flow ETF
Assets(1)	Level 1	Level 2	Level 3	Total
Common Stocks	$30,035,475	$—	$—	$30,035,475
Master Limited Partnerships	586,727	—	—	586,727
Short-Term Investments	26,659	—	—	26,659
Total Investments in Securities	$30,648,861	$—	$—	$30,648,861

(1)	See Schedule of Investments for breakout of investments by sector classifications.
(2)	See Schedule of Investments for breakout of investments by country classifications.

During the current fiscal period, the Funds did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Funds’ policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Funds plan to file U.S. Federal and various state and local tax returns. Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. During the current fiscal period, the Funds did not incur any interest or penalties.

C.

Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from

Distillate Capital ETFs

NOTES TO FINANCIAL STATEMENTS
September 30, 2023 (Continued)

changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

D.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income or separately disclosed, if any, are recorded at the fair value of the security received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations. Interest income is recorded on an accrual basis.

E.

Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities are declared and paid by the Funds at least annually. Distributions are recorded on the ex-dividend date.

F.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates.

G.

Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares of each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of each Fund is equal to the Fund’s NAV per share.

H.

Guarantees and Indemnifications. In the normal course of business, the Funds enters into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these

Distillate Capital ETFs

NOTES TO FINANCIAL STATEMENTS
September 30, 2023 (Continued)

arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expects the risk of loss to be remote.

I.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share and primarily relate to redemptions in-kind. For the fiscal year/period ended September 30, 2023, the following table shows the reclassifications made:

	Distributable Earnings (Accumulated Deficit)	Paid-In Capital
Distillate U.S. Fundamental Stability & Value ETF	$(8,918,378)	$8,918,378
Distillate International Fundamental Stability & Value ETF	1,002,916	(1,002,916)
Distillate Small/Mid Cash Flow ETF	(1,945,475)	1,945,475

J.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Distillate Capital Partners, LLC (the “Adviser”) serves as the investment adviser, and, prior to April 3, 2023, served as the index provider to the Funds. Pursuant to the Investment Advisory Agreement (“Advisory Agreement”), between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is responsible for arranging, in consultation with Vident Advisory, LLC, doing business as Vident Asset Management (the “Sub-Adviser”), transfer agency, custody, fund administration and accounting, and other related services necessary for the Funds to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Funds, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders

Distillate Capital ETFs

NOTES TO FINANCIAL STATEMENTS
September 30, 2023 (Continued)

for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For services provided to the Funds, Distillate U.S. Fundamental Stability & Value ETF pays the Adviser at an annual rate of 0.39% based on the Fund’s average daily net assets, and Distillate International Fundamental Stability & Value ETF and Distillate Small/Mid Cash Flow ETF each pay the Adviser at an annual rate of 0.55% based on each Fund’s average daily net assets, calculated daily and paid monthly. The Adviser is responsible for paying the Sub-Adviser.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or Administrator”), acts as the Funds’ Administrator and, in that capacity, performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Funds’ Custodian, transfer agent, and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Funds. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ Custodian.

All officers of the Trust are affiliated with the Administrator and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Funds, excluding short-term securities and in-kind transactions were as follows:

	Purchases	Sales
Distillate U.S. Fundamental Stability & Value ETF	$968,345,175	$967,799,182
Distillate International Fundamental Stability & Value ETF	17,242,051	15,335,066
Distillate Small/Mid Cash Flow ETF	13,499,338	13,411,982

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

Distillate Capital ETFs

NOTES TO FINANCIAL STATEMENTS
September 30, 2023 (Continued)

During the current fiscal period, in-kind transactions associated with creations and redemptions were as follow:

	In-Kind Purchases	In-Kind Sales
Distillate U.S. Fundamental Stability & Value ETF	$466,013,875	$64,186,862
Distillate International Fundamental Stability & Value ETF	12,114,390	6,830,250
Distillate Small/Mid Cash Flow ETF	41,426,369	13,824,991

NOTE 5 – INCOME TAX INFORMATION

The components of distributable earnings (accumulated deficit) and cost basis of investments and net unrealized appreciation (depreciation) for federal income tax purposes at September 30, 2023 were as follows:

	Distillate U.S. Fundamental Stability & Value ETF	Distillate International Fundamental Stability & Value ETF	Distillate Small/Mid Cash Flow ETF
Tax cost of investments	$1,258,595,137	$30,404,534	$29,233,668
Gross tax unrealized appreciation	113,618,216	1,489,275	3,288,080
Gross tax unrealized depreciation	(90,467,175)	(2,693,743)	(1,872,887)
Net tax unrealized appreciation (depreciation)	23,151,041	(1,204,468)	1,415,193
Undistributed ordinary income	415,870	75,034	192
Undistributed long-term capital gain	—	—	—
Other accumulated gain (loss)	(11,729,237)	(4,944,638)	(391,623)
Distributable earnings (accumulated deficit)	11,837,674	(6,074,072)	1,023,762

The difference between the cost basis for financial statement and federal income tax purposes is primarily due to timing differences in recognizing losses on wash sales.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31 and December 31, respectively. For the taxable year ended September 30, 2023, the Funds did not elect to defer any post-October capital losses or late-year ordinary losses.

Distillate Capital ETFs

NOTES TO FINANCIAL STATEMENTS
September 30, 2023 (Continued)

As of September 30, 2023, the Funds had the following capital loss carryforwards with no expiration date:

	Short-Term	Long-Term
Distillate U.S. Fundamental Stability & Value ETF	$—	$11,729,237
Distillate International Fundamental Stability & Value ETF	3,781,540	1,163,098
Distillate Small/Mid Cash Flow ETF	390,349	—

During the fiscal year/period ended September 30, 2023, there was no capital loss carryforward utilized.

The tax character of distributions paid by the Funds during the fiscal year/period ended September 30, 2023 and fiscal year ended September 30, 2022 were as follows:

	Ordinary Income
	Year/Period Ended September 30, 2023	Year Ended September 30, 2022
Distillate U.S. Fundamental Stability & Value ETF	$14,944,880	$8,075,108
Distillate International Fundamental Stability & Value ETF	558,043	669,811
Distillate Small/Mid Cash Flow ETF	244,803	N/A

NOTE 6 – SHARE TRANSACTIONS

Shares of Distillate U.S. Fundamental Stability & Value ETF are listed and trade on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). Shares of Distillate International Fundamental Stability & Value ETF and Distillate Small/Mid Cash Flow ETF are listed and trade on the New York Stock Exchange (“NYSE”). Market prices for the shares may be different from their NAV. The Funds issue and redeem shares on a continuous basis at NAV generally in large blocks of shares called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as

Distillate Capital ETFs

NOTES TO FINANCIAL STATEMENTS
September 30, 2023 (Continued)

Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Funds currently offer one class of shares, which have no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for Distillate U.S. Fundamental Stability & Value ETF and Distillate Small/Mid Cash Flow ETF is $300, payable to the Custodian. The standard fixed transaction fee for Distillate International Fundamental Stability & Value ETF is $1,000, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Funds for the transaction costs associated with the cash transactions. Variable fees received by the Funds, if any, are displayed in the Capital Shares Transactions section of the Statements of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. Shares of the Funds have equal rights and privileges.

NOTE 7 – RISKS

Sector Risk (Distillate U.S. Fundamental Stability & Value ETF and Distillate Small/Mid Cash Flow ETF only). To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Foreign Securities Risk (Distillate International Fundamental Stability & Value ETF only). Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments. Companies in many foreign markets are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in the U.S., and as a result, information about the securities in which the Fund invests may be less reliable or complete. Foreign markets often have less reliable securities valuations and greater risk associated with the custody of securities than the U.S. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies and shareholders may have limited legal remedies.

Distillate Capital ETFs

Report of Independent Registered Public Accounting Firm

To the Shareholders of Distillate Capital ETFs and
Board of Trustees of ETF Series Solutions

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Distillate U.S. Fundamental Stability & Value ETF, Distillate International Fundamental Stability & Value ETF, and Distillate Small/Mid Cash Flow ETF (the “Funds”), each a series of ETF Series Solutions, as of September 30, 2023, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Distillate U.S. Fundamental Stability & Value ETF	For the year ended September 30, 2023	For the years ended September 30, 2023 and 2022	For the years ended September 30, 2023, 2022, 2021, and 2020, and for the period from October 23, 2018 (commencement of operations) to September 30, 2019
Distillate International Fundamental Stability & Value ETF	For the year ended September 30, 2023	For the years ended September 30, 2023 and 2022	For the years ended September 30, 2023 and 2022, and for the period from December 14, 2020 (commencement of operations) to September 30, 2021
Distillate Small/Mid Cash Flow ETF	For the period from October 5, 2022 (commencement of operations) to September 30, 2023

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with

Distillate Capital ETFs

Report of Independent Registered Public Accounting Firm
(Continued)

respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2018.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
November 22, 2023

Distillate Capital ETFs

Trustees and Officers
(Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Leonard M. Rush, CPA Born: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite term; since 2012	Retired; formerly Chief Financial Officer, Robert W. Baird & Co. Incorporated (wealth management firm) (2000–2011).	56	Independent Trustee, Managed Portfolio Series (34 portfolios) (since 2011).
David A. Massart Born: 1967	Trustee and Nominating and Governance Committee Chairman	Indefinite term; Trustee since 2012; Committee Chairman since 2023	Partner and Managing Director, Beacon Pointe Advisors, LLC (since 2022); Co-Founder, President, and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-2021).	56	Independent Trustee, Managed Portfolio Series (34 portfolios) (since 2011).
Janet D. Olsen Born: 1956	Trustee	Indefinite term; since 2018	Retired; formerly Managing Director and General Counsel, Artisan Partners Limited Partnership (investment adviser) (2000–2013); Executive Vice President and General Counsel, Artisan Partners Asset Management Inc. (2012–2013); Vice President and General Counsel, Artisan Funds, Inc. (investment company) (2001–2012).	56	Independent Trustee, PPM Funds (2 portfolios) (since 2018).

Distillate Capital ETFs

Trustees and Officers

(Unaudited) (Continued)

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Michael A. Castino Born: 1967	Trustee and Chairman	Indefinite term; Trustee since 2014; Chairman since 2013	Managing Director, Investment Manager Solutions, Sound Capital Solutions LLC (since 2023); Senior Vice President, U.S. Bancorp Fund Services, LLC (2013–2023); Managing Director of Index Services, Zacks Investment Management (2011-2013).	56	None

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Principal Officers of the Trust
Kristina R. Nelson Born: 1982	President	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2020); Vice President, U.S. Bancorp Fund Services, LLC (2014–2020).
Cynthia L. Andrae Born: 1971	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term; since 2022 (other roles since 2021)

Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Deputy Chief Compliance Officer, U.S. Bancorp Fund Services, LLC (2021-2022); Compliance Officer, U.S. Bancorp Fund Services, LLC (2015-2019).

Kristen M. Weitzel Born: 1977	Treasurer	Indefinite term; since 2014 (other roles since 2013)	Vice President, U.S. Bancorp Fund Services, LLC (since 2015).

Distillate Capital ETFs

Trustees and Officers

(Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Joshua J. Hinderliter Born: 1983	Secretary	Indefinite term; since 2023	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Managing Associate, Thompson Hine LLP (2016–2022).
Vladimir V. Gurevich Born: 1983	Assistant Treasurer	Indefinite term; since 2022	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2023); Officer, U.S. Bancorp Fund Services, LLC (2021-2023); Fund Administrator, UMB Fund Services, Inc. (2015–2021).
Jason E. Shlensky Born: 1987	Assistant Treasurer	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Officer, U.S. Bancorp Fund Services, LLC (2014–2019).
Jessica L. Vorbeck Born: 1984	Assistant Treasurer	Indefinite term; since 2020	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Officer, U.S. Bancorp Fund Services, LLC (2014-2017, 2018-2022).

The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling toll free at (800) 617-0004, or by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at https://distillatefunds.com.

Distillate Capital ETFs

Expense Examples

For the Six-Months Ended September 30, 2023 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period as indicated in the following Expense Example tables.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Distillate Capital ETFs

Expense ExampleS

For the Six-Months Ended September 30, 2023 (Unaudited) (Continued)

Distillate U.S. Fundamental Stability & Value ETF
	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expenses Paid During the Period(1)
Actual	$1,000.00	$1,041.40	$2.00
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.11	$1.98

Distillate International Fundamental Stability & Value ETF
	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expenses Paid During the Period(2)
Actual	$1,000.00	$981.40	$2.73
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.31	$2.79

Distillate Small/Mid Cash Flow ETF
	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expenses Paid During the Period(2)
Actual	$1,000.00	$1,078.50	$2.87
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.31	$2.79

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.39%, multiplied by the average account value during the six-month period, multiplied by 183/365, to reflect the one-half year period.

(2)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.55%, multiplied by the average account value during the six-month period, multiplied by 183/365, to reflect the one-half year period.

Distillate Capital ETFs

Review of Liquidity Risk Management Program

(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series.

At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2022. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

Distillate U.S. Fundamental Stability & Value ETF (DSTL)
Distillate International Fundamental Stability & Value ETF (DSTX)

Approval of Advisory Agreement & Board Considerations

(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on July 12-13, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Distillate Capital Partners LLC (the “Adviser”) and the Trust, on behalf of Distillate U.S. Fundamental Stability & Value ETF and Distillate International Fundamental Stability & Value ETF (each, a “Fund” and, together, the “Funds”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials (the “Materials”), including: information from the Adviser regarding, among other things: (i) the nature, extent, and quality of the services provided to the Funds by the Adviser; (ii) the historical performance of the Funds; (iii) the cost of the services provided and the profits realized by the Adviser or its affiliates from services rendered to each Fund; (iv) comparative fee and expense data for the Funds and other investment companies with similar investment objectives, including a report prepared by Barrington Partners, an independent third party, that compares each Fund’s investment performance, fees and expenses to relevant market benchmarks and peer groups (the “Barrington Report”); (v) the extent to which any economies of scale realized by the Adviser in connection with its services to each Fund are shared with Fund shareholders; (vi) any other financial benefits to the Adviser and its affiliates resulting from services rendered to the Fund; and (vii) other factors the Board deemed to be relevant.

The Board also considered that the Adviser, along with other service providers of the Funds, had provided written and oral updates on the firm over the course of the year with respect to its role as investment adviser to the Funds, and the Board considered that information alongside the Materials in its consideration of whether the Advisory Agreement should be continued. Additionally, representatives from the Adviser provided an oral overview of each Fund’s strategy, the services provided to each Fund by the Adviser, and additional information about the Adviser’s personnel and business operations. The Board then discussed the Materials and the Adviser’s oral presentation, as well as any other relevant information received by the Board at the Meeting and at prior meetings and deliberated on the approval of the continuation of the Advisory Agreement in light of this information.

Approval of the Continuation of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser had provided and would continue to provide investment management services to the Funds. In considering the nature, extent, and quality of the services provided by the

Distillate U.S. Fundamental Stability & Value ETF (DSTL)
Distillate International Fundamental Stability & Value ETF (DSTX)

Approval of Advisory Agreement & Board Considerations

(Unaudited) (Continued)

Adviser, the Board considered the quality of the Adviser’s compliance program and past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of the Adviser’s compliance program. The Board also considered its previous experience with the Adviser providing investment management services to the Funds. The Board noted that it had received a copy of the Adviser’s registration form and financial statements, as well as the Adviser’s response to a detailed series of questions that included, among other things, information about the Adviser’s decision-making process, the background and experience of the firm’s key personnel, and the firm’s compliance policies, marketing practices, and brokerage information.

The Board also considered other services provided by the Adviser to the Funds, including monitoring each Fund’s adherence to its investment restrictions and compliance with the Funds’ policies and procedures and applicable securities regulations, as well as monitoring the extent to which each Fund achieves its investment objective as an actively managed fund.

Historical Performance. The Trustees next considered each Fund’s performance. The Board observed that additional information regarding the past investment performance of each Fund for periods ended March 31, 2023, had been included in the Materials, including the Barrington Report, which compared the performance results of each Fund with the returns of a group of ETFs selected by Barrington Partners as most comparable (each, a “Peer Group”) as well as with funds in the Fund’s Morningstar category (each, a “Category Peer Group”). Additionally, at the Board’s request, the Adviser identified the funds the Adviser considered to be each Fund’s most direct competitors (each, a “Selected Peer Group”) and provided the Selected Peer Group’s performance results. The funds included by the Adviser in each Selected Peer Group include funds that, based on a combination of quantitative and qualitative considerations made by the Adviser, have similar investment objectives and/or principal investment strategies as the relevant Fund.

Distillate U.S. Fundamental Stability & Value ETF: The Board noted that the Fund outperformed its broad-based benchmarks, the S&P 500® Index and iShares Russell 1000 Value ETF, for the three-year and since inception periods, and the Fund outperformed the S&P 500® Index, and underperformed the iShares Russell 1000 Value ETF, over the one-year period. The S&P 500 provides an indication of the performance of the large-cap U.S. equity market, and the iShares Russell 1000 Value ETF seeks to track the investment results of an index of large- and mid-cap U.S. equities that exhibit value characteristics. In comparing the Fund’s performance to that of the benchmarks, the Board noted that the Fund, unlike its benchmarks, is actively managed and selects large-cap equities of U.S. companies based on a company’s valuation and the volatility of its cash flows.

Distillate U.S. Fundamental Stability & Value ETF (DSTL)
Distillate International Fundamental Stability & Value ETF (DSTX)

Approval of Advisory Agreement & Board Considerations

(Unaudited) (Continued)

The Board then noted that, for the one- and three-year periods ended March 31, 2023, the Fund outperformed the median return of its Peer Group and its Category Peer Group, which is comprised of funds in the Morningstar US Fund Large Blend category. The Board took into consideration that the ETFs that comprise the Peer Group are mostly funds assigned to the Morningstar US Fund Large Value category. The Board also noted that the Fund generally outperformed the funds in the Selected Peer Group for the one-year period ended March 31, 2023, and the Fund performed within the range of funds in the Selected Peer Group for the three-year period ended March 31, 2023. The Board considered that the funds included in the Selected Peer Group were described by the Adviser as a mix of actively managed and index-based ETFs that focus on value and risk factors. The Board took into consideration the Adviser’s view that the Fund defines these factors very differently in its index methodology. In addition, the Board noted that the Fund converted from passive to active management on April 3, 2023, and all Fund performance prior to that date reflects the Fund’s prior investment objective and passively managed strategy.

Distillate International Fundamental Stability & Value ETF: The Board noted that the Fund underperformed its broad-based benchmark, the Morningstar Global Markets ex-US Index, for the one-year and since inception periods. The Morningstar Global Markets ex-US Index provides an indication of the performance of stocks located in the developed and emerging market countries across the world (excluding the United States). In comparing the Fund’s performance to that of the benchmark, the Board noted that the Fund, unlike its benchmark, is actively managed and selects large- and mid-cap equities of non-U.S. securities based on a company’s valuation and the volatility of its cash flows.

The Board then noted that, for the one-year period ended March 31, 2023, the Fund outperformed the median return of its Peer Group but underperformed the median return of its Category Peer Group, which is comprised of funds in the Morningstar US Fund Foreign Large Blend category. The Board took into consideration that the ETFs that comprise the Peer Group are mostly funds assigned to the Morningstar US Fund Foreign Large categories. The Board also noted that the Fund generally performed within the range of funds in the Selected Peer Group for the one-year period ended March 31, 2023. The Board considered that the funds included in the Selected Peer Group were described by the Adviser as index-based ETFs that invest internationally and focus on value and risk factors. The Board took into consideration the Adviser’s view that the Fund defines these factors very differently in its index methodology. In addition, the Board noted that the Fund converted from passive to active management on April 3, 2023, and all Fund performance prior to that date reflects the Fund’s prior investment objective and passively managed strategy. The Board also noted that the

Distillate U.S. Fundamental Stability & Value ETF (DSTL)
Distillate International Fundamental Stability & Value ETF (DSTX)

Approval of Advisory Agreement & Board Considerations

(Unaudited) (Continued)

Fund commenced operations on December 14, 2020, less than three years prior to March 31, 2023, which was a relatively short period of time over which to evaluate the Fund’s performance and draw meaningful conclusions about its management.

Cost of Services Provided and Economies of Scale. The Board then reviewed each Fund’s fees and expenses. The Board took into consideration that the Adviser had charged, and would continue to charge, a “unified fee,” meaning each Fund pays no expenses other than the advisory fee and, if applicable, certain other costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses, and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser had been and would continue to be responsible for compensating the Trust’s other service providers and paying the Funds’ other expenses out of its own fee and resources. The Board then compared the net expense ratios of each Fund with those of the funds in its Peer Group and Category Peer Group, as shown in the Barrington Report, and its Selected Peer Group.

Distillate U.S. Fundamental Stability & Value ETF: The Board noted that the Fund’s net expense ratio was higher than the median net expense ratio, but within the range, of the funds in its Peer Group and lower than the median net expense ratio of the funds in its Category Peer Group. In addition, the Board noted that the Fund’s net expense ratio was within the range of net expense ratios of funds in its Selected Peer Group.

Distillate International Fundamental Stability & Value ETF: The Board noted that the Fund’s net expense ratio was higher than the median net expense ratio, but within the range, of the funds in its Peer Group and lower than the median net expense ratio of the funds in its Category Peer Group. In addition, the Board noted that the Fund’s net expense ratio was within the range of net expense ratios of funds in its Selected Peer Group.

The Board then considered the Adviser’s financial resources and information regarding the Adviser’s ability to support its management of the Funds and obligations under the unified fee arrangement, noting that the Adviser had provided its financial statements for the Board’s review. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Funds, taking into account an analysis of the Adviser’s profitability with respect to each Fund at various actual and projected Fund asset levels.

The Board expressed the view that it currently appeared that the Adviser might realize economies of scale in managing the Funds as assets grow in size, noting that the Funds’ management fee rates did not include asset-level breakpoints. The Board noted that, should the Adviser realize economies of scale in the future, the Board would evaluate whether those economies were appropriately shared with Fund shareholders, whether through the structure and amount of the fee or by other means.

Distillate U.S. Fundamental Stability & Value ETF (DSTL)
Distillate International Fundamental Stability & Value ETF (DSTX)

Approval of Advisory Agreement & Board Considerations

(Unaudited) (Continued)

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including the Independent Trustees, unanimously determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to each Fund. The Board, including the Independent Trustees, unanimously determined that the approval of the continuation of the Advisory Agreement was in the best interests of each Fund and its shareholders.

Distillate Capital ETFs

Approval of Sub-Advisory Agreements & Board Considerations

(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on April 5-6, 2023 (the “Quarterly Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) approved the continuance of the investment sub-advisory agreement (the “VIA Sub-Advisory Agreement”) by and among Distillate Capital Partners LLC (the “Adviser”), Vident Investment Advisory, LLC (“VIA”) and the Trust, with respect to Distillate U.S. Fundamental Stability & Value ETF (“DSTL”) and Distillate International Fundamental Stability & Value ETF (“DSTX”). In addition, pursuant to Section 15(c) of the 1940 Act, at a special meeting held on April 20, 2023 (the “Special Meeting” and, together with the Quarterly Meeting, the “Meetings”), the Board approved a new investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the VIA Sub-Advisory Agreement, the “Agreements”) by and among the Adviser, Vident Advisory, LLC (d/b/a Vident Asset Management) (“VA” or the “Sub-Adviser”) and the Trust, with respect to DSTL, DSTX and Distillate Small/Mid Cash Flow ETF (“DSMC”) (each, a “Fund” and, collectively, the “Funds”), for an initial two-year term.

The Board noted that, pursuant to a purchase agreement signed on March 24, 2023, Vident Capital Holdings, LLC, a subsidiary of MM VAM, LLC, was expected to acquire a majority interest in VA (the “Transaction”), and, in turn, the Transaction may be considered to result in a change in control of VIA, constitute an “assignment” under the 1940 Act, and result in the automatic termination of the VIA Sub-Advisory Agreement. The Board further noted that, on the proposed Closing Date of June 30, 2023, VIA will seek to move all of its current personnel and clients to VA and wind down VIA’s operations. As a result, VIA would no longer serve as sub-adviser to the Fund, and VA would serve as the successor entity to VIA. Accordingly, at the Special Meeting, less than one month after approving the VIA Sub-Advisory Agreement at the Quarterly Meeting, the Board considered the qualifications of VA, as it would be reconstituted following the Transaction, to sub-advise the Funds as of the Closing Date.

Prior to the Meetings, the Board, including the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials (the “Materials”), including information from VIA and VA regarding, among other things: (i) the nature, extent, and quality of the services provided by VIA and to be provided by VA; (ii) the historical performance of each Fund; (iii) the cost of the services provided and the profits realized by VIA or its affiliates from services rendered to the Funds as well as the estimated cost of the services to be provided by its affiliate VA and the profits expected to be realized by VA from providing such services, including any other financial benefits enjoyed by VIA, or that will be enjoyed by VA, or their affiliates; (iv) comparative fee and expense data for the Funds and other investment companies with similar investment objectives, including a report prepared by Barrington Partners, an independent third party, that compares each Fund’s investment performance, fees and expenses to relevant market

Distillate Capital ETFs

Approval of Sub-Advisory Agreements & Board Considerations
(Unaudited) (Continued)

benchmarks and peer groups (the “Barrington Report”); (v) the extent to which any economies of scale realized by VIA or VA in connection with its services to the Funds are, or will be, shared with Fund shareholders; and (vi) other factors the Board deemed to be relevant.

The Board also considered that VIA, along with other service providers of the Funds, had provided written and oral updates on the firm over the course of the year with respect to its role as sub-adviser to the Funds, and the Board considered that information alongside the written materials presented at the Meetings. In addition, the Board took into consideration performance and due diligence information related to VIA, including Barrington Reports, that was provided to the Board in advance of its (i) annual review of the VIA Sub-Advisory Agreement, with respect to DSTL and DSTX, at its quarterly meeting on April 20-21, 2022, and (ii) initial approval of the VIA Sub-Advisory Agreement, with respect to DSMC, at its quarterly meeting on July 21, 2022.

At both Meetings, representatives from the Sub-Adviser provided an overview of the Transaction and the effect it would have on the management of the Funds. Representatives from the Sub-Adviser also provided an overview of the Funds’ strategies, the services to be provided to each Fund by the Sub-Adviser, and additional information about the Sub-Adviser’s personnel and business operations. Further, subsequent to the Quarterly Meeting, at the Board’s request, VA representatives provided additional information about the Transaction and discussed this information with Fund counsel prior to the Special Meeting. The Board then met with representatives of the Sub-Adviser at the Special Meeting to further discuss the Transaction and the additional information the Sub-Adviser had provided. The Sub-Adviser confirmed that the Transaction would not result in changes to the Funds’ fees and expenses or the nature, extent and quality of services provided to the Funds, including their day-to-day management, or the personnel providing these services. The Board then discussed the materials and the Sub-Adviser’s oral presentations that the Board had received and any other information that the Board received at the Meetings and at prior meetings and deliberated on the approval of the Agreements in light of this information. In addition, at the Special Meeting, the Board considered that the VIA Sub-Advisory Agreement was identical in all material respects, except for its effective date, termination date and the named entity performing sub-advisory services, to the Sub-Advisory Agreement. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.

Approval of the Sub-Advisory Agreements with the Sub-Adviser

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the Agreements, noting that VIA had provided and VA, its affiliate, would provide investment management services to the Funds. The Trustees also considered that the services to be provided under the Sub-Advisory

Distillate Capital ETFs

Approval of Sub-Advisory Agreements & Board Considerations
(Unaudited) (Continued)

Agreement were identical in all material respects to those services provided under the VIA Sub-Advisory Agreement. The Trustees noted that although VIA will cease to exist upon the close of the Transaction, VIA personnel will become VA personnel at such time and continue to provide services to the Funds on behalf of VA. In considering the nature, extent, and quality of the services provided by VIA, and to be provided by VA, the Board considered the quality of the Sub-Adviser’s compliance program and past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of VIA’s compliance program. The Board also considered its previous experience with VIA providing investment management services to the Funds. The Board noted that it had received a copy of VA’s registration form and financial statements, as well as VA’s response to a detailed series of questions that included, among other things, information about VA’s decision-making process, the background and experience of the firm’s key personnel, and the firm’s compliance policies, marketing practices, and brokerage information.

The Board noted the responsibilities that the Sub-Adviser will have as each Fund’s investment sub-adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of each Fund; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of each Fund’s shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with applicable securities laws, regulations, and investment restrictions; responsibility for quarterly reporting to the Board; and implementation of Board directives as they relate to the Funds. The Board also considered the Sub-Adviser’s resources and capacity with respect to portfolio management, compliance, and operations given the number of funds for which it provides sub-advisory services. The Board also considered VA’s statements that the scope and quality of services provided to the Funds by the Sub-Adviser would not diminish as a result of the Transaction.

Historical Performance. The Trustees next considered each Fund’s performance, except the recently launched DSMC, noting that they had recently undertaken a comprehensive review of such matters, with respect to DSTL and DSTX, at the Board’s July 21, 2022 meeting. The Board observed that information regarding each Fund’s past investment performance, for periods ended March 31, 2022, had been included in the written materials previously provided to the Board, including the Barrington Reports, which compared the performance results of DSTL and DSTX with the returns of a group of ETFs selected by Barrington Partners as most comparable (the “Peer Group”) as well as with funds in each Fund’s Morningstar category – US Fund Large Blend and US Fund Foreign Large Blend, respectively (each, a “Category Peer Group”). Additionally, at the Board’s request, the Adviser identified the funds the Adviser considered to be each Fund’s most direct competitors (each, a “Selected Peer Group”) and provided the Selected Peer Group’s performance results.

Distillate Capital ETFs

Approval of Sub-Advisory Agreements & Board Considerations
(Unaudited) (Continued)

In addition to reviewing the results of the Barrington Reports, the Board noted that, for each applicable period ended December 31, 2022, DSTL outperformed its benchmark, the S&P 500, over the one-, three- year and since inception periods, and DSTX underperformed its benchmark, the Morningstar Global Markets ex-US Index, over the one-year and since inception periods.

Cost of Services Provided and Economies of Scale. The Board observed that the Transaction would not result in an increase in the level of the management fee paid by each Fund to the Adviser or the sub-advisory fee paid by the Adviser to the Sub-Adviser. In this regard, the Board reviewed each Fund’s fees and expenses, noting that the advisory fees to be paid to VA for its services to the Funds under the Sub-Advisory Agreement were identical to the fees paid to VIA for its services under the VIA Sub-Advisory Agreement.

The Board noted that each Fund’s net expense ratio was equal to its unified fee. The Board further took into consideration that it had recently evaluated a comparison of each Fund’s net expense ratio to its Peer Group and Category Peer Group, as shown in the Barrington Report, and its Selected Peer Group, and the Board had found that each Fund’s net expense ratio was within the range of net expense ratios for each of its Peer Groups.

The Board then considered the Sub-Adviser’s financial resources and information regarding the Sub-Adviser’s ability to support its management of the Funds, noting that the Sub-Adviser had provided its financial statements for the Board’s review. The Board also evaluated the compensation and benefits received, and expected to be received, by the Sub-Adviser from its relationship with the Funds, taking into account an analysis of VIA’s profitability, and VA’s expected profitability, with respect to each Fund at various actual and projected Fund asset levels. In evaluating these matters, the Board considered the resources that would become available to the Sub-Adviser as a result of the Transaction.

The Board expressed the view that it currently appeared that the Sub-Adviser might realize economies of scale in managing the Funds as assets grow in size. The Board noted that each Fund’s sub-advisory fee rate schedule includes breakpoints that are initiated as Fund assets grow. The Board further noted that because each Fund pays the Adviser a unified fee, any benefits from such breakpoints in the sub-advisory fee schedule would accrue to the Adviser, rather than such Fund’s respective shareholders. Consequently, the Board determined that it would monitor fees as the Funds grow to determine whether economies of scale were being effectively shared with the Funds and their shareholders.

Distillate Capital ETFs

Approval of Sub-Advisory Agreements & Board Considerations
(Unaudited) (Continued)

Conclusion. No single factor was determinative of the Board’s decision to approve the Agreements; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including the Independent Trustees, determined that each Agreement, including the compensation payable under the Agreement, was fair and reasonable to each Fund. The Board, including the Independent Trustees, determined that the approval of each Agreement was in the best interests of each Fund and its shareholders.

Distillate Capital ETFs

Results of Shareholder Meetings

(Unaudited)

A Special Meeting of Shareholders for Distillate International Fundamental Stability & Value ETF and Distillate Small/Mid Cash Flow ETF was held on June 30, 2023 at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin, pursuant to notice given to all shareholders of record of the Funds at the close of business on May 15, 2023. At the Special Meeting, shareholders were asked to approve the following proposal and the tabulation of the shareholder votes rendered the following results:

Distillate International Fundamental Stability & Value ETF

Proposal		Votes For	Votes Against	Abstained
1.	For shareholders to approve a new investment sub-advisory agreement between Distillate Capital Partners, LLC (the “Adviser”) and Vident Advisory, LLC d/b/a Vident Asset Management (“VA”) (the “New Sub-Advisory Agreement”)	488,708	4,050	1,098
2.	For shareholders to approve a manager of managers arrangement that would grant the Adviser greater flexibility to change sub-advisory agreements without shareholder approval, subject to prior approval by the Trust’s Board.	485,684	4,050	4,122

Distillate Small/Mid Cash Flow ETF

Proposal		Votes For	Votes Against	Abstained
1.	For shareholders to approve a new investment sub-advisory agreement between Distillate Capital Partners, LLC (the “Adviser”) and Vident Advisory, LLC d/b/a Vident Asset Management (“VA”) (the “New Sub-Advisory Agreement”)	529,435	759	0
2.	For shareholders to approve a manager of managers arrangement that would grant the Adviser greater flexibility to change sub-advisory agreements without shareholder approval, subject to prior approval by the Trust’s Board.	529,423	771	0

Distillate Capital ETFs

Results of Shareholder Meetings
(Unaudited) (Continued)

A Special Meeting of Shareholders for Distillate U.S. Fundamental Stability & Value ETF was held on July 28, 2023 at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin, pursuant to notice given to all shareholders of record of the Funds at the close of business on May 15, 2023. At the Special Meeting, shareholders were asked to approve the following proposals and the tabulation of the shareholder votes rendered the following results:

Proposal		Votes For	Votes Against	Abstained
1.	For shareholders to approve a new investment sub-advisory agreement between Distillate Capital Partners, LLC (the “Adviser”) and Vident Advisory, LLC d/b/a Vident Asset Management (“VA”) (the “New Sub-Advisory Agreement”)	10,253,603	240,679	1,446,398
2.	For shareholders to approve a manager of managers arrangement that would grant the Adviser greater flexibility to change sub-advisory agreements without shareholder approval, subject to prior approval by the Trust’s Board.	9,957,389	542,866	1,440,425

Distillate Capital ETFs

Federal Tax Information

(Unaudited)

For the fiscal year/period ended September 30, 2023, certain dividends paid by the Funds may be subject to the maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Distillate U.S. Fundamental Stability & Value ETF	100.00%
Distillate International Fundamental Stability & Value ETF	100.00%
Distillate Small/Mid Cash Flow ETF	100.00%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year/period ended September 30, 2023 was as follows:

Distillate U.S. Fundamental Stability & Value ETF	100.00%
Distillate International Fundamental Stability & Value ETF	0.00%
Distillate Small/Mid Cash Flow ETF	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund was as follows:

Distillate U.S. Fundamental Stability & Value ETF	0.00%
Distillate International Fundamental Stability & Value ETF	0.00%
Distillate Small/Mid Cash Flow ETF	0.00%

Distillate Capital ETFs

Foreign Tax Credit Pass Through

(Unaudited)

Pursuant to Section 853 of the Internal Revenue code, the Funds designate the following amounts as foreign taxes paid for the fiscal year/period ended September 30, 2023. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Tax Credit Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income
Distillate U.S. Fundamental Stability & Value ETF	$—	$—	$—
Distillate International Stability & Value ETF	89,591	0.52864741	100.00%
Distillate Small/Mid Cash Flow ETF	—	—	—

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. GAAP purposes and Internal Revenue Service purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds.

Information About Portfolio Holdings
(Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov or the Funds’ website at https://distillatefunds.com. The Funds’ portfolio holdings are posted on their website at https://distillatefunds.com daily.

Distillate Capital ETFs

Information About Proxy Voting

(Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the SAI. The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at https://distillatefunds.com.

When available, information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Funds trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available without charge, on the Funds’ website at https://distillatefunds.com.

(This Page Intentionally Left Blank.)

Adviser

Distillate Capital Partners, LLC
53 West Jackson Blvd, Suite 530
Chicago, Illinois 60604

Sub-Adviser

Vident Asset Management
1125 Sanctuary Parkway, Suite 515
Alpharetta, Georgia 30009

Distributor

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Distillate U.S. Fundamental Stability & Value ETF

Symbol – DSTL
CUSIP – 26922A321

Distillate International Fundamental Stability & Value ETF

Symbol – DSTX
CUSIP – 26922B501

Distillate Small/Mid Cash Flow ETF

Symbol – DSMC
CUSIP – 26922B667

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Leonard Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2023	FYE 9/30/2022
(a) Audit Fees	$ 45,500	$29,500
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$ 10,500	$7,000
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2023	FYE 9/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	N/A.

(g)	The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 9/30/2023	FYE 9/30/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h)	The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i)	The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j)	The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Leonard M. Rush, David A. Massart, and Janet D. Olsen.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in registrant’s independent public accountant. There was no change in the registrant’s public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title)	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	12/05/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	12/05/2023

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	12/05/2023

* Print the name and title of each signing officer under his or her signature.